Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GSI Technology, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas M. Schirle, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 4, 2011

/s/ Douglas M. Schirle

Douglas M. Schirle
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.